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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 14, 2006

                       BANK OF SOUTH CAROLINA CORPORATION
             (Exact name of registrant as specified in its charter)

         South Carolina                 0-27702                57-1021355
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

          256 Meeting Street, Charleston, SC                    29401
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (843)724-1500


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS

On December 14, 2006 the Bank of South Carolina Corporation issued a press release announcing a $.14 stock dividend and a $.10 special stock dividend. The information contained in the press release is deemed to be "filed" under the Securities Exchange Act of 1934 as Item 8.01 to this report, and such press release is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENT AND EXHIBITS

        The following exhibits are filed with this report.

   EXHIBIT NO.  DESCRIPTION
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      99.1      Press Release dated December 14, 2006.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BANK OF SOUTH CAROLINA CORPORATION
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                                          (Registrant)


Date: December 14, 2006

                                          /s/ William L. Hiott, Jr.
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                                          William L. Hiott, Jr.
                                          Executive Vice President and Treasurer